UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: October 24, 2018

(Date of earliest event reported)

Intrepid Potash, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34025 (Commission File Number)	26-1501877 (I.R.S. Employer Identification Number)

1001 17th Street, Suite 1050

Denver, Colorado 80202

(Address of principal executive offices and zip code)

(303) 296-3006

(Registrant’s telephone number, including area code)

707 17th Street, Suite 4200

Denver, Colorado 80202

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined by Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01                   Entry into a Material Definitive Agreement

Amendment to Credit Agreement

On October 24, 2018, Intrepid Potash, Inc. (“Intrepid”) and certain of its subsidiaries entered into a Second Amendment to Credit Agreement (the “Credit Agreement Amendment”), which amends that certain Credit Agreement, dated as of October 31, 2016, and amended as of June 30, 2017, by and among Intrepid, Bank of Montreal (“BMO”), as administrative agent, and the other lenders party thereto (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”).

The Credit Agreement Amendment, among other things, (1) increases the amount of available borrowings under an asset-based lending facility from a maximum of $35 million to $50 million, subject to monthly borrowing base adjustments, (2) reduces certain interest and fee percentages payable by Intrepid in respect of its unused commitments and outstanding borrowings, and (3) extends the maturity date of the asset-based lending facility to October 31, 2023.

Except as amended by the Credit Agreement Amendment, the terms of the Credit Agreement remain unchanged.  The description set forth above is qualified in its entirety by the Credit Agreement Amendment, a copy of which is filed as Exhibit 10.1 to this report and incorporated by reference into this Item 1.01.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure required by this item and contained in Item 1.01 above in this Form 8-K is incorporated by reference.

Item 9.01                   Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description
10.1

Second Amendment to Credit Agreement, dated as of October 24, 2018, by and among Intrepid Potash, Inc., the subsidiaries party thereto, Bank of Montreal, as administrative agent, and the lenders party thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 25, 2018	INTREPID POTASH, INC.

/s/ Margaret McCandless
Margaret McCandless
Vice President, General Counsel, and Secretary